FIRST AMENDMENT

                                  TO THE

                     SUPPLEMENTAL RETIREMENT AGREEMENT


         This Amendment, effective as of September 1, 1994, is intended to effectuate the benefit obligations of Pennsylvania Enterprises, Inc. (the "Company") pursuant to paragraph 2 of the Employment Agreement between the Company and Dean T. Casaday dated as of September 1, 1994. Accordingly, the Supplemental Retirement Agreement (the "Agreement"), dated December 23, 1991, is hereby amended in the following respects:

         1. The first sentence of Paragraph 2.1 of the Agreement is hereby amended to read in its entirety as follows:

         "2.1      The Company agrees to pay Executive a Supplemental
Retirement Benefit equal to the difference, if any, between:

         (a) the amount of his Retirement Plan Benefit; and (b) a retirement benefit calculated under the terms of the Plan (i) as if Executive had completed twenty (20) years of Credited Service and based upon Executive's Highest Average Annual Earnings, as such term is defined herein, and (ii) without regard to the limitations imposed by Code Section 401(a)(17) on compensation which may be taken into account under the Plan."

         2. The first sentence of Section 3 of the Supplemental Retirement Agreement is amended to read in its entirety as follows:

         "3.       If Executive dies while an employee and prior to
commencement of his Retirement Plan Benefits, his Spouse shall be entitled to receive a Supplemental Pre-Retirement Death Benefit equal to the difference, if any, between:

         (a)       the Pre-Retirement Death Benefit payable pursuant to the
Plan; and
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         (b)       the Pre-Retirement Death Benefit which would have been
payable under the terms of the Plan (i) based upon twenty (20) Years of Credited Service and Highest Average Annual Earnings, as defined in this Agreement, and (ii) without regard to the limitations imposed by Code
Section 401(a)(17) on compensation which may be taken into account under the Plan."

         IN WITNESS WHEREOF, the Company and the Executive have cause this
agreement to be executed effective as of the    8th     day of
     March     , 1995.


                                     PENNSYLVANIA ENTERPRISES, INC.


                                     By:  _________________________


ATTEST:


______________________________
Secretary
                                     ______________________________
                                     Dean T. Casaday

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